Exhibit 10.36
Execution Copy
LICENSE AGREEMENT
BETWEEN
GILEAD SCIENCES, INC.
AND
ARCHEMIX CORP.
October 23, 2001
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

LICENSE AGREEMENT
     This License Agreement (“Agreement”), is entered into as of October 23, 2001 (the “Effective Date”), by and between Gilead Sciences, Inc., a Delaware corporation with its principal offices located at 333 Lakeside Drive, Foster City, CA 94404 (“Gilead”), and Archemix Corp., a Delaware corporation with its principal offices located at One Hampshire Street, Cambridge, MA 02139 (“Company”).
Recitals
     A. Gilead owns, or possesses licenses under certain patents, patent applications, and know-how related to the SELEX Process (as defined in Section 1.29 below).
     B. Gilead is a party, either in its own right or as a successor in interest, to certain Preexisting Agreements (as defined in Section 1.26 below) with third parties pursuant to which such third parties have obtained certain rights and licenses to the SELEX Process and Aptamers (as defined in Section 1.2 below).
     C. Gilead wishes to grant to Company a license under such patents, patent applications and know-how for all uses other than those exclusively granted to third parties as set forth in the Preexisting Agreements (as defined herein), and Company wishes to receive such license, subject to the terms and conditions set forth in this Agreement.
     D. Gilead also wishes to assign and transfer to Company, and Company wishes to acquire from Gilead, a certain agreements relating to the SELEX Process and/or Aptamers.
     Now, Therefore, in consideration of the foregoing, of the mutual covenants and undertakings contained in this Agreement and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:
1. Definitions.
     In addition to the other terms defined elsewhere in this Agreement, the following terms shall have the following meanings when used herein (any term defined in the singular shall have the same meaning when used in the plural and vice versa, unless stated otherwise):
     1.1 “Affiliate” means any Person that, directly or indirectly, through one or more intermediaries, Owns, is Owned by or is under common Ownership with, a Party, where “Own” or “Ownership” means (a) direct or indirect possession of at least fifty percent (50%) of the outstanding voting securities of a corporation or a comparable ownership in any other type of Person or (b) that a Person or group of Persons otherwise has the unilateral ability to control and direct the management of the entity, whether by contract or otherwise.
     1.2 “Aptamers” means oligonucleotides, including any structural variations and modifications, derivatives, homologs, analogs and/or mimetics thereof, identified through the SELEX Process.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.3 “Assumed Liabilities” is defined in Section 2.6 below.
     1.4 “[***] Agreement” means the Collaborative Research Agreement and License Agreement, dated May 5, 1993 and Termination Agreement, dated February 27, 1998, between NeXagen, Inc. and [***].
     1.5 “Company Improvements” means any inventions, patentable or not, information and/or data Controlled by the Company after the Effective Date and during the term of this Agreement, that were derived from the practice of the Covered Intellectual Property, and that relate to: (a) improvements in the SELEX Process and (b) improvements made to the Covered Intellectual Property.
     1.6 “Consent Date” means, with respect to a Transferred Asset, the date on which all Third Parties to such Transferred Asset have given their written consent to assignment thereof to Company pursuant to Section 2.5.
     1.7 “Control”, “Controls”, and “Controlled” means, with respect to a particular item of information or intellectual property right, that the applicable Party owns or has a license to such item or right and has the ability to grant to the other Party access to and a license or sublicense (as applicable) under such item or rights as provided for in this Agreement without violating the terms of any agreement or other arrangement with any Third Party.
     1.8 “Covered Intellectual Property” means the Licensed Patents and Licensed Know-How.
     1.9 “Damages” means any and all costs, losses, claims, liabilities, fines, penalties, damages and expenses, court costs, and reasonable fees and disbursements of counsel, consultants and expert witnesses incurred by a Party hereto (including any interest payments which may be imposed in connection therewith).
     1.10 “Documentation” means the documents, information, data, and other written materials described in Exhibit A.
     1.11 “Excluded Aptamers” means (a) Radio Therapeutics, (b) In Vivo Diagnostic Agents, (c) the compound identified as [***] as more fully described in the [***] Agreement listed in Exhibit B attached to this Agreement, (d) any Aptamer directed to [***], (e) the Aptamers identified as the [***] in the [***] Agreement listed in Exhibit B, and (f) the [***] identified in the [***] Agreement listed in Exhibit B. In addition, “Excluded Aptamers” shall until September 1, 2003, include any Aptamer directed to the [***], as defined in the [***] Agreement identified in Exhibit B, which Aptamer is subject to [***] granted to [***] pursuant to the [***] Agreement, and after September 1, 2003, shall include any such Aptamer for which [***] exercises such [***] in accordance with the terms and conditions set forth in the [***] Agreement.
     1.12 “Excluded Liabilities” is defined in Section 2.6 below.
     1.13 “Gilead Key Personnel” means [***].
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.14 “[***] Agreement” means the SELEX Research Agreement, dated May 27, 1998, by and among Gilead (as successor in interest to NeXstar Pharmaceuticals, Inc. (“NeXstar”)), [***] and [***]
     1.15 “[***] Agreement” means the Collaborative Research Agreement, dated as of February 26, 1998, by and between Gilead (as successor to NeXstar) and [***], as amended by letter agreement dated January 6, 2000.
     1.16 “In Vitro Diagnostics” shall have the meaning provided in the [***] Agreement listed in Exhibit B, as such Agreement is in effect on the Effective Date.
     1.17 “In Vivo Diagnostic Agent” shall have the meaning provided in the [***] Agreement listed in Exhibit B, as such Agreement is in effect on the Effective Date; provided that, (a) in the event Third Parties shall no longer have any rights to In Vivo Diagnostic Agents pursuant to the [***] Agreement, all references to “In Vivo Diagnostic Agent” in this Agreement shall be automatically deleted, without further action by the Parties, and (b) in the event that the field rights embodied in the definition of “In Vivo Diagnostic Agent” contained in the [***] Agreement shall at any time be modified or amended to reduce the scope thereof, the definition of “In Vivo Diagnostic Agent” contained in this Agreement shall be automatically reduced in scope to the same extent, without further action by the Parties, provided that nothing in this Section 1.17 shall give Company any rights to or interest in any products developed by or licensed to Third Parties pursuant to the [***] Agreement that are in clinical development, submitted for regulatory approval or being commercialized.
     1.18 “Licensed Field” means use of the Licensed Processes and Methods, including without limitation, the SELEX Process, the Licensed Know-How, the inventions claimed in the Licensed Patents, any Aptamers and any Licensed Products, as applicable, for any and all purposes for which exclusive rights have not been granted to Third Parties under the Preexisting Agreements, including without limitation (a) the [***], (b) any [***], and (c) Target Validation and other drug development and research purposes, including [***], but specifically excluding (x) use in any In Vitro Diagnostics application, (y) use of any Excluded Aptamers, or (z) any purpose for which exclusive rights have been granted to Third Parties under the Preexisting Agreements; provided however, that in the event that Third Parties to no longer have rights pursuant to a Preexisting Agreement in any field, or the scope of the licenses granted therein is reduced, then the Licensed Field shall be automatically extended, without further action by the Parties, to include the uses or fields in which Third Parties no longer have rights, or the uses or fields removed from the Preexisting Agreement as a result of the reduction of the scope of the licenses granted therein, provided that (i) nothing in this Section 1.18 shall give Company any rights to or interest in any products developed by or licensed to any Third Party to any Preexisting Agreement that are in clinical development, submitted for regulatory approval or being commercialized and (ii) nothing in this Section 1.18 shall give Company any rights to or interest in any Aptamer directed to [***].
     1.19 “Licensed Know-How” means trade secrets, know-how and unpatentable and/or unpatented inventions and discoveries Controlled by Gilead as of the Effective Date and necessary or reasonably useful in the practice of the Licensed Patents or the performance of the Licensed Processes or Methods.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     1.20 “Licensed Patents” means the patents and patent applications set forth in Exhibit C, and all divisional, continuations, continuations-in-part, and any foreign counterparts thereof and all patents issuing on any of the foregoing and any foreign counterparts thereof, together with all registrations, reissues, re-examinations, supplemental protection certificates, or extensions thereof, and any foreign counterparts thereof.
     1.21 “Licensed Processes and Methods” means any and all processes and methods claimed by the Licensed Patents or consisting, in whole or in part, of Licensed Know-How.
     1.22 “Licensed Product” means (a) any product that contains one or more Aptamers (b) any product covered by the Licensed Patents or the use of which is covered by the Licensed Patents, and (c) any product made through the use of the Licensed Know-How, but in no case any of the Excluded Aptamers, within the Licensed Field.
     1.23 “NeXstar Merger Date” means July 29, 1999.
     1.24 “Party” means Company or Gilead and “Parties” means Company and Gilead.
     1.25 “Person” means a natural person, a corporation, a partnership, a limited liability company, a trust, a joint venture, any governmental authority or any other entity or organization.
     1.26 “Preexisting Agreements” means (a) the agreements identified in Exhibit B and (b) any other agreements entered into by Gilead or its predecessors prior to the NeXstar Merger Date relating to the SELEX Process or to any Aptamers.
     1.27 “Proprietary Information” means, subject to the limitations set forth in Section 8.1 hereof, any confidential information of a Party disclosed by such Party to the other Party in the course of negotiating or performing under this Agreement that is identified as confidential by the disclosing party at the time of its disclosure. The Licensed Patents, the Licensed Processes and Methods, the Licensed Know-How, the due diligence materials identified in Exhibit F attached to this Agreement, and the terms and provisions of the Preexisting Agreements attached at Exhibit G are deemed to be Gilead’s Proprietary Information whether or not marked or identified as confidential or proprietary. The terms and provisions of this Agreement and any information that is “Confidential Information” as defined in the Confidential Disclosure Agreement, dated June 6, 2001, between Company and Gilead are deemed to be the Proprietary Information of both Parties whether or not marked or identified as confidential or proprietary.
     1.28 “Radio Therapeutics” shall have the meaning provided in the [***] Agreement listed in Exhibit B, as such Agreement is in effect on the Effective Date; provided that, (a) in the event that Third Parties no longer have rights to Radio Therapeutics pursuant to the [***] Agreement, all references to “Radio Therapeutics” in this Agreement shall be automatically deleted, without further action by the Parties, and (b) in the event that the field rights embodied in the definition of “Radio Therapeutics” contained in the [***] Agreement shall at any time be modified or amended to reduce the scope thereof, the definition of “Radio Therapeutics” contained in this Agreement shall be automatically reduced in scope to the same extent, without further action by the Parties, provided that nothing in this Section 1.28 shall give Company any rights to or interest in any products developed by or licensed to a Third Party pursuant to the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***] Agreement in clinical development, submitted for regulatory approval or being commercialized.
     1.29 “SELEX Process” means any process for identification or use of a nucleic acid, which process is disclosed in or falls within the claimed scope of U.S. Patent Nos. [***] or [***].
     1.30 “Target Validation” means the use of the SELEX Process to create Aptamers that bind to a target and the use of such Aptamers, through testing in [***] studies and other assay and studies, to provide information as to a target’s biological utility through the [***] of the target or some [***] on the target.
     1.31 “Territory” means the world.
     1.32 “Third Party” means any Person other than the Parties or their respective Affiliates.
     1.33 “Transferred Assets” shall have the meaning given such term in Section 2.5.
     1.34 “URC License Agreement” means the Restated Assignment and License Agreement, dated July 17, 1991, by and between University Research Corporation and Gilead as successor in interest to NeXstar.
     1.35 “UTC” means University Technology Corporation, the successor to the University Research Corporation.
     1.36 “Valid Claim” means a claim of an issued and unexpired patent that has not been held permanently revoked, unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction over such claim, which decision is unappealable or unappealed within the time allowed for appeal.
     1.37 “[***] Agreement” means that certain License Agreement between [***] and Gilead (as successor-in-interest to Nexagen, Inc.) dated September 15, 1992.
2. License.
     2.1 License Grants and Certain Restrictions.
          (a) Subject to the terms and conditions of this Agreement, during the term of this Agreement, Gilead hereby grants to Company, and Company hereby accepts, an exclusive (subject to the restrictions and limitations specified in Sections 2.1(b), 2.1(c), and 2.2 below, and except that such license shall be non-exclusive for portions of the Licensed Field as to which one or more Third Parties has such non-exclusive rights pursuant to a Preexisting Agreement) license and sublicense, as applicable, under the Covered Intellectual Property (a) to exploit, use and practice the Licensed Processes and Methods, including without limitation, the SELEX Process, within the Licensed Field throughout the Territory, (b) to develop, make, have made, use, sell, offer to sell and import Licensed Products within the Licensed Field throughout the Territory and
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

(c) to utilize the Licensed Know-How and the inventions claimed in the Licensed Patents for any purpose within the Licensed Field throughout the Territory.
          (b) Company acknowledges that the Covered Intellectual Property remains subject to the licenses granted to certain Third Parties pursuant to the [***] Agreement. In addition, Company acknowledges that, pursuant to the [***] Agreement, certain covenants and restrictions shall apply to Company’s use and sublicensing of the Covered Intellectual Property, including restrictions on Company’s further sublicensing of rights in the field of Target Validation and certain Aptamers specified in Paragraph 8.3 of the [***] Agreement.
          (c) If at any time during the term of this Agreement, Company develops any products, pursuant to the exercise of its rights granted under this Agreement, that incorporate [***] as defined in the [***] Collaboration Agreement listed in Exhibit B and attached in Exhibit G, including without limitation Aptamers directed at [***] or [***], to the extent any obligations to pay to [***] royalties upon such products arise pursuant to Section 3.2 of the [***] License Agreement listed in Exhibit B and attached in Exhibit G, Company shall be responsible for such obligations.
          (d) If at any time during the term of this Agreement, any Third Party develops, identifies, generates, or commercializes any products pursuant to the exercise of the rights granted to it under a Preexisting Agreement, and such Preexisting Agreement is terminated, amended or modified in such a way as to cause an enlargement of the Licensed Field hereunder, such termination, amendment or modification shall not create a claim for Company to any right, title or interest in any such products developed by such Third Parties or the commercialization of any such products.
     2.2 Negative Covenant of Company. Company shall not use or practice the Covered Intellectual Property (a) outside the Licensed Field, (b) for any other purpose except activities that it conducts in compliance with this Agreement, (c) to make, use, sell, offer for sale, import or export any products containing any Excluded Aptamers, (d) to make, use, sell, offer for sale, import or export any Excluded Aptamers, or (e) to make, use, sell, offer for sale, import or export any Aptamers for In Vitro Diagnostics.
     2.3 Sublicensing Rights. Company shall have the right to sublicense the rights granted to it by Gilead under this Agreement without the consent of Gilead; provided that: (a) prompt notice of such sublicense shall be given by Company to Gilead pursuant to Section 10.5 of this Agreement; (b) a true, correct and complete copy of such sublicense shall be provided by Company to Gilead promptly after the date the parties enter into such sublicense agreements, provided that Company may redact any financial and other information to the extent not required to enable Gilead to fulfill its reporting obligations under the URC License Agreement or to monitor compliance with this Agreement; and (c) Company shall remain at all times fully liable for performance of its obligations under this Agreement without regard to whether it has sublicensed its rights or whether Company’s sublicensee is obligated to perform such obligations. Any such sublicense granted by Company shall contain provisions providing for the assignment to Gilead of Company’s interest therein upon termination of this Agreement, subject to the last sentence of this Section 2.3, unless the termination of this Agreement arises out of the action or inaction of such sublicensee, in which case Gilead, at its option, may
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

terminate such sublicense, and shall further contain provisions which obligate such sublicensee to comply with such terms, conditions, agreements and obligations that are consistent with the terms, conditions, agreements and obligations to which Company is subject under this Agreement including, without limitation, the provisions of Sections 2.1(b), 2.1(c), 2.2, Section 4, Section 5, Section 6.4, Section 7.1(b), Section 8 and Section 9.3. Gilead hereby agrees to accept such assignment and that such sublicense, as assigned, will remain in full force and effect, provided that Gilead shall have no obligation thereunder except to maintain the continued effectiveness of the sublicense.
     2.4 Grant Back To Gilead. As of the Effective Date, and subject to the terms and conditions hereof, Company hereby grants back to Gilead, and Gilead hereby accepts the following worldwide, royalty-free, paid-up, perpetual, irrevocable and nonexclusive licenses: (a) (i) under the rights licensed to Company under Section 2.1 above, and (ii) under Company’s intellectual property rights to such of the Company Improvements as constitute improvements to the SELEX Process, in both cases solely to conduct internal research and (b) under Company’s intellectual property rights in the Company Improvements to use and practice any Company Improvements developed by Company under the licenses granted pursuant to Section 2.1 above as may be necessary for Gilead to fulfill its obligations, including, without limitation, sublicensing obligations, under the Preexisting Agreements (the “Grant-Back License”).
     2.5 Assignment of Agreement and Delivery of Documentation. Gilead shall use diligent, reasonable, good faith efforts to obtain from each Third Party to the [***] Agreement, the [***] Agreement, the [***] Agreement, and the [***] Agreement (collectively, the “Transferred Assets”) a written consent to the assignment of the respective Transferred Asset to Company as promptly as reasonably practicable after the Effective Date, and Company shall provide reasonable assistance in such efforts as requested by Gilead (e.g., by agreeing to assume Gilead’s rights and obligations thereunder). Effective as of the respective Consent Dates therefor, Gilead hereby assigns to Company all of Gilead’s right, title and interest in and to the Transferred Assets (subject to the reversion rights specified in Section 9.3 below), and Company hereby accepts such assignment and agrees to assume Gilead’s rights and obligations thereunder (subject to Gilead remaining liable for certain Excluded Liabilities). On the date of receipt by Gilead of the first Payment due from Company pursuant to Section 3.1 below, Gilead shall ship a single copy of the Documentation to Company FCA to Company’s designated facilities (Incoterms 2000). The Documentation shall be provided to Company in computer-readable format, where available, and otherwise in printed format. Gilead shall be under no obligation to convert to electronic format any portion of the Documentation that currently is available only in printed format. Gilead shall have no further obligation to Company to provide any other documentation or transfer additional copies of the Documentation after the delivery to Company pursuant to this Section 2.5. Gilead hereby grants to Company a non-exclusive and royalty-free right to use and reproduce the Documentation as required to exercise Company’s rights to the Covered Intellectual Property granted under Section 2.1 above. Gilead retains ownership of all intellectual property rights in and to the Documentation, subject only to this license and the Documentation shall be deemed to be Gilead’s Proprietary Information subject to the provisions of Section 8 below.
     2.6 Assumed Liabilities. Except as otherwise provided in this Agreement, Company hereby assumes and agrees to bear and be responsible for and to perform and satisfy [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

responsibilities, duties (including, without limitation, compliance with all applicable laws and regulations), obligations (including payment obligations, such as payments for filing, prosecution and maintenance of Licensed Patents), claims, Damages, liabilities, burdens and problems of any nature whatsoever (collectively, the “Obligations”) arising out of (a) Company’s licensing and/or practice of the Covered Intellectual Property from and after the Effective Date, (b) such Obligations relating to payments that may be due to the UTC under the URC License Agreement resulting from actions or in-action of Company, its Affiliates or its sublicensees, and (c) any such Obligations under any and all of the Transferred Assets arising on or after the respective Consent Dates and prior to a reversion of any of those Transferred Assets pursuant to Section 9.3(c) of this Agreement or after such a reversion if caused by a breach by Company of the Transferred Assets, except for the hereinafter defined Excluded Liabilities, which items shall remain the responsibility of Gilead as set forth in this Agreement (collectively, the “Assumed Liabilities”). For purposes of this Agreement, the “Excluded Liabilities” means (1) those Damages with respect to which Gilead is providing indemnification pursuant to the provisions of Section 7.1(a)(i) of this Agreement, (2) any Obligations that have accrued under the Transferred Assets prior to the respective Consent Dates or after a reversion of any such Transferred Assets pursuant to Section 9.3(c) of this Agreement (except to the extent caused by a breach by Company of the Transferred Assets), and (3) any Obligations under the Preexisting Agreements listed in Exhibit B, except for any Obligations arising from or related to Company’s breach of any Obligations or duties specified in this Agreement or any conduct described in Section 7.1(b)(i) through (vii) of this Agreement.
     2.7 Modification of URC License Agreement. Gilead shall not enter into any amendment, modification or supplement of or to the URC License Agreement, or exercise any right or option to terminate the URC License Agreement in whole or in part, without the express prior written consent of Company in each instance, which shall not be unreasonably withheld.
3. Financial Terms.
     3.1 Consideration. Company shall pay to Gilead a nonrefundable fee which shall consist of the sum of seventeen million five hundred thousand dollars ($17,500,000) payable in three nonrefundable installments of [***] dollars ($[***]), [***] dollars ($[***]) and [***] dollars ($[***]) (the “Payments”), plus a warrant to purchase up to [***] shares of Company Common Stock in the form attached hereto as Exhibit I (the “Warrant”). The first Payment shall be due and payable one (1) day after the Effective Date, the second Payment shall be due and payable on or before December 31, 2001 and the third Payment shall be due and payable on or before June 30, 2002. The Warrant shall be issued to Gilead on the Effective Date. Failure to make any Payment when due shall give rise to an immediate right of termination by Gilead as set forth in Section 9.2(a) below. Company has furnished to Gilead a copy of the Put Agreement pursuant to which it has the right to call on certain investors in Company to purchase equity to provide funds for the Payments in this Section 3.1. Company covenants and agrees to exercise such right if needed to provide such funds and to utilize such funds to pay Gilead any amounts payable under this Section 3.1, to the extent Company does not use other funds to make such Payments, and the Parties acknowledge and agree that Gilead shall have the right to specifically enforce the preceding covenants in this sentence.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     3.2 Payment Procedure. The Payments shall be paid to Gilead in U.S. Dollars by Federal Reserve wire transfer in accordance with the wire transfer instructions specified in Exhibit H attached to this Agreement.
     3.3 Third Party Payments. If royalties, fees or other amounts become due and payable to any Third Party, including any such payments that become due and payable under the Preexisting Agreements listed in Exhibit B, solely on account of Company’s exercise of its rights under the licenses granted by Gilead in Section 2.1 above, Company shall be liable for, and promises to make, such payments to such Third Parties except to the extent that such Third Party payments are caused by circumstances that also result in a breach by Gilead of its representations, covenants and/or warranties as set forth in Section 6 below. Notwithstanding the foregoing, as between the Parties, Gilead shall be solely responsible for making all payments under the Preexisting Agreements, including without limitation the URC License Agreement, on account of its receipt, or right to receive, payments from Company hereunder.
     3.4 Taxes. The Payments are exclusive of and Company will remain fully liable for any sales, transfer or other tax assessments, or duty payable based on the transactions described in this Agreement except for taxes based on the net income or net worth of Gilead.
4. Patent Prosecution, Maintenance and Enforcement.
4.1 Prosecution and Maintenance.
          (a) Company Obligations. Company shall prosecute and maintain the Licensed Patents in the Territory (excluding the patents set forth on Exhibit D) in Gilead’s name using reasonably diligent efforts, at Company’s expense, except as otherwise provided in Section 4.1(c) below. Company shall promptly provide Gilead with notice of its intention not to file a response to any office actions or other requests from the United States Patent and Trademark Office or the equivalent authority in a foreign jurisdiction, to abandon filings, or to make material limitations to claims for the Licensed Patents and, at Gilead’s request, shall promptly provide Gilead, or Third Parties to Preexisting Agreements designated by Gilead who have a right to such information under the applicable Preexisting Agreement and who have requested such information, with copies of correspondence and proposed or actual filings relating to Company’s prosecution and maintenance of the Licensed Patents, with any proposed filings to be provided at least [***] days prior to the date of filing. Company shall direct all such correspondence and filings provided to Gilead to Gilead’s Vice President of Intellectual Property at the address listed below.
Gilead Sciences, Inc.
333 Lakeside Drive
Foster City, California 94404
Telephone: (650) 522-5878
Telefax: (650) 522-5575
Attention: Vice President of Intellectual Property
Company agrees to give good faith consideration to any reasonable comments with respect to such filings that are provided by Gilead or by any Third Parties to Preexisting Agreements
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

designated by Gilead but Company shall have final authority on all decisions concerning such filings. Company shall control the conduct of any inter partes patent proceeding, including without limitation oppositions, interferences or contested re-examinations. Company shall bear the expense of all such proceedings. Company shall honor the consultation rights of [***] under Section 6.4 of the [***] Collaboration Agreement (as defined on Exhibit B) and the rights of [***] under Section 5.1(b) of the [***] Agreement (as defined on Exhibit B), including fulfillment of Gilead’s obligations thereunder, in each case as applicable to any Licensed Patents. If any conflict arises concerning the representation of the Parties with respect to the Licensed Patents by the firm of [***] hereby agrees to waive any such conflict and any objection it may have to [***] representation of Gilead with respect to the Licensed Patents.
          (b) Assistance. Gilead shall assist Company in obtaining patent extensions and supplementary protection certificates, and provide such other assistance as reasonably requested by Company in connection with the prosecution and maintenance of the Licensed Patents in any part of the Territory at Company’s sole expense, including without limitation, by making reasonable efforts on behalf of Company to obtain the assistance in such efforts of any individual who is obligated to provide such assistance at the direction or request of Gilead.
          (c) Reversion of Rights. Company shall promptly notify Gilead in writing if Company determines that it has no material or commercially useful application for a Licensed Patent. Gilead or any party to a Preexisting Agreement, as determined by Gilead (the “Assuming Party”), shall have the right to prosecute and maintain such Licensed Patents or file for such patent term extension therefor at the Assuming Party’s sole discretion and expense. In this event all rights in and to such Licensed Patents shall revert to the Assuming Party and shall be removed from the list of patents or patent applications included within the definition of Licensed Patents under this Agreement. Company shall assist the Assuming Party in obtaining patent extensions and supplementary protection certificates, and provide such other assistance as reasonably requested by the Assuming Party in connection with the prosecution and maintenance of such Licensed Patents in any part of the Territory at the Assuming Party’s sole expense.
     4.2 Enforcement.
          (a) Notice. Each Party shall promptly notify the other in writing its knowledge of any actual or potential infringement or misappropriation of any Licensed Patent or Licensed Know-How by Third Parties within the Territory and provide any information available to that Party relating to such actual or potential infringement or misappropriation. Company shall have no rights with respect to any infringement of Licensed Patents or infringement or misappropriation of Licensed Know-How that occurs outside of the Licensed Field and/or outside the Territory except the right to receive notice pursuant to this Section 4.2(a); provided however, that, to the extent within the control of Gilead, Gilead shall not enter into any settlement, consent judgment or other voluntary final disposition with respect to any such infringement or misappropriation if it would have a material adverse effect on any Licensed Patent or Licensed Know-How within the Licensed Field without the prior consent of Company, which consent shall not be unreasonably withheld.
          (b) Enforcement of Licensed Patents. With respect to any infringement of Licensed Patents within the Licensed Field or with respect to any Licensed Products within the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Licensed Field, Company shall have the primary right, but not the obligation, to initiate, prosecute and control any action with respect to such infringement, by counsel of its own choice, to secure the cessation of the infringement or to enter suit against the infringer. Gilead shall have the right to participate in any such action and to be represented by counsel of its own choice and at its own expense. If Company fails to exercise its right to bring an action or proceeding to so enforce a Licensed Patent within a period of [***] days after receipt of written notice of infringement of such Licensed Patent, then Gilead shall have the right to bring and control any such action by counsel of its own choice and at its own expense. Gilead shall have the right to extend the right to participate in and control, as applicable, any such action to its Affiliates and sublicensees, as Gilead in its sole discretion deems necessary to satisfy its obligations under the Preexisting Agreements. If a Party brings any such action or proceeding hereunder, the other Party agrees to be joined as a party plaintiff and to give the first Party reasonable assistance and authority to control, file and prosecute the suit as necessary, at the first Party’s sole expense. The costs and expenses of the Party bringing suit under this Section 4.2(b) (including the internal costs and expenses specifically attributable to such suit) shall be reimbursed first out of any damages or other monetary awards recovered in favor of the Parties, and any remaining damages shall be paid to the Party that controlled such action. No settlement or consent judgment or other voluntary final disposition of a suit under this Section 4.2(b) relating to a Licensed Patent may be entered into without the consent of the Party not controlling such action, such consent not to be unreasonably withheld, delayed or conditioned.
     4.3 Infringement of Third Party Rights.
          (a) Notice of Claim. If the practice of the Licensed Patents by Company, its Affiliates or sublicensees, in accordance with the licenses granted under Section 2.1 above, results in a claim of patent infringement against Company, its Affiliates or sublicensees, the Party to this Agreement first having notice of that claim shall promptly notify the other Party in writing. The notice shall set forth the facts of the claim in reasonable detail.
          (b) Resolution of Claims. If a Third Party asserts that a patent or other right owned by or licensed to it is infringed within a country by the practice of the Licensed Patents by Company, its Affiliates or sublicensees, in accordance with the licenses granted under Section 2.1 above, Company may attempt to resolve the asserted infringement; provided, however that Gilead shall have the right, at its sole discretion, to participate in any such resolution and to be represented by counsel of its own choice and at its own expense. Company shall control the process to resolve any such infringement. The matter shall be deemed resolved if Company obtains: (i) a license permitting Company to manufacture, use, import, offer for sale and sell Licensed Products in that country on a royalty-free basis (ii) a legally binding statement or representation from the Third Party that: (A) no action will be taken against Company, its Affiliates or its sublicensees, or (B) that the patent or other right is not infringed the practice of the Licensed Patents by Company, its Affiliates or its sublicensees in such country; or (iii) a final judgment by a court of competent jurisdiction from which no appeal has or can be taken that the Third Party’s patent(s) alleged to be infringed is invalid, or the Third Party’s patent(s) or other right(s) are unenforceable or not infringed by the practice of the Licensed Patents by Company, its Affiliates or sublicensees. Company shall have the primary right to defend any such claim. Gilead shall have the right, but not the obligation, to participate in any such suit at its sole option and at its own expense. Each Party shall reasonably cooperate with the Party conducting the
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

defense of the claim. Neither Party shall enter into any settlement that affects the other Party’s rights or interests without such other Party’s prior written consent, not to be unreasonably withheld, delayed or conditioned.
     4.4 Reimbursement under Preexisting Agreements. Gilead covenants that it will make reasonable efforts to collect all amounts owing from Third Parties under Preexisting Agreements in connection with the prosecution, maintenance and enforcement of the Licensed Patents as and when such amounts become due and payable and that Gilead will forward all such amounts to Company as and when they are collected by Gilead.
5. Progress Report and Commercial Application.
     5.1 Progress Report. On or before [***] and [***] of each year, commencing as of [***] and ending on [***] of the calendar year following the calendar year in which Company, its Affiliates or sublicensees first begins to market any product or service utilizing the Covered Intellectual Property, Company shall provide a [***] progress report to Gilead, each report covering the [***] month period preceding the due date of the report. Thereafter, Company shall provide such reports on an annual basis covering the [***] month period preceding the due date of the report. Each report shall describe any Company Improvements (including any modifications and the updates to the Documentation), notice of any patents filed by Company in connection with any Company Improvements and the progress made by Company, its Affiliates or sublicensees toward the commercial development of any products or services utilizing the Covered Intellectual Property. Such report shall include at a minimum, information reasonably sufficient to enable Gilead to satisfy its reporting obligations to the UTC under the URC License Agreement with respect to this Agreement, including any reporting obligations of the U.S. Government, and to assess the progress made by Company toward meeting the diligence requirements of Section 5.2 below. Company shall also provide to Gilead on or before the February 28 reporting date set forth in this Section 5.1 an updated version, if any, to the SELEX Manual (in an electronic, organized and printable format) provided to Company as part of the Documentation listed on Exhibit A.
     5.2 Commercial Application. Company, either directly or with and through the efforts of its Affiliates and sublicensees, shall at all times use commercially reasonable efforts to proceed with the development, manufacture and sale of products and services utilizing the Covered Intellectual Property, including, without limitation, maintaining sufficient facilities, resources and personnel to fulfill its obligations under this Agreement. In the event that Company, its Affiliates, assignees and sublicensees cease reasonable efforts to develop the commercial applications of the products and services utilizing the Covered Intellectual Property for a period of at least [***] months Gilead will have the option, at its sole discretion, to terminate this Agreement pursuant to Section 9.2(a) below; provided that Gilead may exercise such option only if Gilead shall have received written notice from UTC of a default under the URC License Agreement by reason of the failure by Company to use reasonable efforts to develop the commercial application of the Covered Intellectual Property, and UTC has sent to Gilead written notice of termination of the URC License Agreement as a consequence thereof. In such event, Gilead may exercise its option; provided that (a) Gilead delivers advance written notice of its decision to exercise such option to force a reversion of the technology to Gilead, and (b) for a period of [***] months following Company’s receipt of such notice, Company, its
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Affiliates, and all assignees and sublicensees, shall have the right and opportunity to cure the alleged cessation of such reasonable commercial development. Company acknowledges and agrees that under the URC License Agreement, Company’s rights in the Covered Intellectual Property may revert to the UTC if Company, its Affiliates and all assignees and sublicensees cease reasonable efforts to develop the commercial applications of the products and services utilizing the Covered Intellectual Property. Company and Gilead further acknowledge and agree that, in the event of any termination of the URC License Agreement, the sublicenses granted to Company hereunder shall remain in full force and effect in accordance with Section 3.4 of the URC License Agreement, provided that Company is not then in breach of this Agreement and agrees to be bound to UTC as a licensor under the terms and conditions of this Agreement.
6. Representations, Covenants and Warranties.
     6.1 Corporate Existence and Power. As of the Effective Date, each Party represents and warrants to the other that it (a) is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated, and (b) has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including, without limitation, the right to grant the licenses granted hereunder, other than what has been disclosed by Gilead to Company pursuant to a letter that shall be delivered by Gilead to Company on the Effective Date.
     6.2 Authority and Binding Agreement. As of the Effective Date, each Party represents and warrants to the other that it (a) has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder, other than what has been disclosed by Gilead to Company pursuant to a letter that shall be delivered by Gilead to Company on the Effective Date, (b) has taken all necessary corporate action on its part required to authorize the execution and delivery of the Agreement and the performance of its obligations hereunder, and (c) the Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation of such Party and is enforceable against it in accordance with its terms.
     6.3 Additional Representations, Covenants and Warranties of Gilead. Gilead covenants to Company that Gilead shall not enter into any agreements, written or otherwise, including without limitation, any amendment, modification or supplement to any of the Preexisting Agreements or the Transferred Assets, which would conflict with, restrict, limit or impair any of the rights, powers and benefits conferred on Company hereunder or Company’s ability to exercise and enjoy such rights, powers and benefits to the full extent permitted herein. Gilead further represents and warrants to Company that:
          (a) In Exhibit C, Gilead has in good faith supplied a complete list of the Licensed Patents. If Gilead or Company reasonably determine that there is a patent or patent application that was Controlled by Gilead as of the Effective Date and that dominates or is dominated by the claims of one or more Licensed Patents but that is not listed on Exhibit C, then there shall be no breach of Gilead’s representations and warranties in this Section 6.3(a), but such Party shall give notice promptly to the other Party of such determination. The Parties shall negotiate in good faith towards the addition of any such patent or patent application to Exhibit C
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

without any additional financial obligation. If the Parties are unable to reach agreement on the addition of such patent, the Parties shall submit the matter of whether such patent or patent application that was Controlled by Gilead as of the Effective Date dominates or is dominated by the claims of one or more Licensed Patents to binding arbitration pursuant to Section 10.3 below. If it is determined pursuant to such arbitration that such patent or patent application dominates or is dominated by the claims of one or more Licensed Patents, it shall be deemed to be included in Exhibit C and to be a Licensed Patent. In the event the patent application or patent in dispute is not added to Exhibit C as a result of the arbitration, then Gilead agrees not to assert its rights under such patent or patent application, directly or indirectly, to prevent or restrict Company’s practice of the Covered Intellectual Property in accordance with this Agreement. The foregoing shall not obligate Gilead to license to Company any patents or patent applications Controlled by Gilead that are not listed in Exhibit C where such patent or patent application describes a particular chemical compound, whether or not such compound is a Licensed Product or an Aptamer under the terms of this Agreement.
          (b) After the NeXstar Merger Date, Gilead has not granted to any Third Party any license or right to practice any of the Licensed Patents or Licensed Know-How within the Licensed Field or to make, use or sell any Licensed Products in the Licensed Field, except for those rights granted to Third Parties pursuant to the Transferred Assets or the Preexisting Agreements listed on Exhibit B and other than what has been disclosed by Gilead to Company pursuant to a letter that shall be delivered by Gilead to Company on the Effective Date. To the actual knowledge of the Gilead Key Personnel as of the Effective Date, prior to the NeXstar Merger Date, Gilead has not granted any such license or right, except for those rights granted to Third Parties pursuant to Transferred Assets, or any such Preexisting Agreement listed on Exhibit B.
          (c) For the purposes of this Section 6.3(c), capitalized terms that are not otherwise defined herein shall be ascribed the meaning given to them under the [***] Agreement. Gilead has provided to Company a complete and correct copy of the [***] Agreement and any Third Party agreements entered into by [***] thereunder known to Gilead. Gilead has not entered into any Development License(s) with [***]. Gilead has not received any Development Notice(s) from [***].
          (d) Gilead has supplied complete and correct copies of the URC License Agreement and the Transferred Assets to Company and redacted copies of the other Preexisting Agreements that, except for such redactions, are otherwise complete and correct.
          (e) No party to the URC License Agreement or the Transferred Assets has committed a material default or breach under any of those agreements and the execution and delivery of this Agreement does not, and will not with the passage of time alone, constitute a material default or breach under any of the Preexisting Agreements, the URC License Agreement or the Transferred Assets, other than what has been disclosed by Gilead to Company pursuant to a letter that shall be delivered by Gilead to Company prior to the Effective Date.
          (f) Gilead will use commercially reasonable efforts to keep the URC License in full force and effect. In the event that UTC or any of its affiliates or successors provides a notice of default under the URC License Agreement to Gilead, Gilead covenants that it shall
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

promptly provide a copy of such notice to Company and shall thereafter keep Company reasonably advised as to the status of any such alleged or actual default and how it may or may not affect Company’s rights under this Agreement. In addition, if the alleged default is based on an action or inaction by Company, Gilead shall allow Company to take action to cure such alleged default, or otherwise to settle such dispute, on behalf of Gilead, at Company’s sole discretion within a reasonable time but subject to Gilead’s termination rights pursuant to Sections 5.2 and 9.2.
     6.4 Additional Representations and Warranties of Company.
          (a) Company acknowledges and agrees that a redacted copy of each of the Preexisting Agreements listed in Exhibit B (including without limitation, the URC License Agreement) is attached hereto as Exhibit G and that Company has been provided with a copy of the Transferred Assets. Company represents and warrants that it understands the terms of such agreements, acknowledges that its rights are subject to such agreements and, furthermore, Company, its Affiliates and sublicensees shall take no action that would give rise to a breach by Gilead under the Preexisting Agreements, (including without limitation, the URC License Agreement) or the Transferred Assets. As required under Section 3.3 of the URC License Agreement, Company hereby acknowledges Gilead’s obligations under the following sections of the URC License Agreement: (i) the quarterly royalty payments and reports under Section 6; (ii) the warranties and disclaimers set forth in Section 7; (iii) the indemnity obligations under Section 8; and (iv) the restrictions on promotional association under Section 10, and Company agrees to assume all such obligations to the extent they relate to Company’s rights and obligations under this Agreement and expressly acknowledges that Company’s failure to perform its obligations under this Agreement may result in a breach of Gilead’s obligations under the URC License Agreement.
          (b) The execution and delivery by the Company of this Agreement, the Warrant and the Put Agreement, the performance by the Company of its obligations thereunder, and the issuance, sale and delivery of any shares of Company capital stock to be issued, sold or delivered pursuant to the Warrant and the Put Agreement, have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation of the Company, as amended (the “Charter”) or the By-laws of the Company, as amended, or any provision of any indenture, agreement or other instrument to which the Company, any of its subsidiaries or any of their respective properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.
          (c) The issuance, sale and delivery of all shares of Company capital stock to be issued, sold or delivered pursuant to the Put Agreement (the “Put Shares”) have been duly authorized and, when issued in accordance with the Put Agreement, will be validly issued, fully paid and nonassessable shares of Series A Convertible Preferred Stock of the Company and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth in the Put Agreement. Except as set forth in the Put Agreement, neither the issuance, sale or delivery of the Put Shares is subject to any preemptive
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

right of stockholders of the Company or to any right of first refusal or other right in favor of any person.
     6.5 Absence of Litigation. As of the Effective Date, other than what has been disclosed by Gilead to Company pursuant to a letter that shall be delivered by Gilead to Company on the Effective Date, (a) each Party represents and warrants to the other that as of the Effective Date there is no pending litigation against it and that it has not received written notice that overtly threatens litigation, which litigation alleges that such Party’s activities related to this Agreement have infringed or misappropriated, or that by conducting the activities as contemplated in this Agreement such Party would infringe or misappropriate, any of the intellectual property rights of any other Person, and (b) Gilead further represents that prior to the NeXstar Merger Date, to the knowledge of Gilead Key Personnel, Gilead has not received, and after the NeXstar Merger Date Gilead has not received, any written communication asserting that Gilead’s activities relating to this Agreement or its conduct of activities relating to this Agreement infringe or misappropriate the intellectual property rights of any other person.
     6.6 Survival of Warranties. Each of Gilead’s representations and warranties made in this Section 6 shall survive only for a period of [***] years after the Effective Date and shall thereafter be of no force or effect provided, however, that Gilead’s representations and warranties made in Section 6.3(a) shall survive indefinitely.
     6.7 Disclaimer of Warranties. Company acknowledges that it accepts the Documentation “as is” and without warranty of any kind. Except as expressly provided in this Section 6, neither party makes any representation or warranty as to the Covered Intellectual Property, express or implied, either in fact or by operation of law, by statute or otherwise, including without limitation any implied warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights, or warranty against infringement, or otherwise, and each party specifically disclaims any and all implied or statutory warranties. Gilead makes no warranties as to the validity or enforceability of any Covered Intellectual Property. Without limiting the foregoing, each party acknowledges that it has not and is not relying upon any implied warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights, or warranty against infringement, or otherwise, or upon any representation or warranty whatsoever as to the prospects (financial, regulatory or otherwise), or the validity or likelihood of success, of any products or services based on the Covered Intellectual Property or any Company intellectual property after the Effective Date.
7. Indemnification.
     7.1 Indemnity.
          (a) By Gilead. Gilead shall indemnify, defend and hold harmless Company, and its respective directors, officers, employees and agents (each, a “Company Indemnitee”), from and against any Damages that are incurred by a Company Indemnitee as a result of Third Party claims, demands, actions or proceedings (collectively, the “Company Claims”) to the extent such Company Claims arise out of:
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

                    (i) the breach or alleged breach of any representation or warranty by Gilead in Sections 6.1, 6.2, 6.3 and 6.5 provided that notice of a Company Claim based upon any such breach is received by Gilead prior to expiration of such representation and warranty pursuant to Section 6.6 above;
                    (ii) the breach or alleged breach by Gilead of any Preexisting Agreement, excluding any disclosed in the letter referenced in Sections 6.1(b), 6.2(a), 6.3(b), 6.3(e) and 6.5; or
                    (iii) any of the Excluded Liabilities;
except to the extent Company has an obligation to indemnify Gilead under Section 7.1(b).
          (b) By Company. Company shall indemnify, defend and hold harmless Gilead, its Affiliates and UTC and any of their respective directors, officers, employees and agents (each, a “Gilead Indemnitee”), from and against any Damages that are incurred by a Gilead Indemnitee as a result of Third Party claims, demands, actions or proceedings (collectively, the “Gilead Claims”) to the extent such Gilead Claims arise out of:
                    (i) the breach or alleged breach of any representation or warranty by Company hereunder;
                    (ii) failure to perform duly and punctually any of Company’s covenants or undertakings under this Agreement, including, without limitation Company’s covenants in Section 5.2 above;
                    (iii) any of the Assumed Liabilities;
                    (iv) the possession, research, development, manufacture, use, offer for sale, sale or other commercialization, distribution, administration, storage or transport, by Company or its Affiliates or sublicensees (other than Gilead) of (A) any Aptamers or Licensed Products or (B) any other products, services and activities developed by Company relating to the Covered Intellectual Property, including any Licensed Products, Aptamers or Documentation;
                    (v) the failure or delay on the part of Company to make payments required pursuant to Section 3.3 above;
                    (vi) the failure on the part of Company to make payments required pursuant to Section 3.4 above; or
                    (vii) a suit by [***] to the extent [***] alleges in such suit that the granting of the rights and licenses hereunder to Company was wrongful conduct on the part of Gilead due to: (A) the alleged infringement of [***] intellectual property rights by Company prior to the Effective Date, (B) other wrongful conduct by Company prior to the Effective Date, provided that Company’s costs of providing a defense for such suit shall be promptly reimbursed to Company by Gilead in the event Gilead is found liable to [***] in such a suit for wrongful conduct by Gilead other than as set forth in (A) or (B) above, or Gilead pays an amount to [***] in connection with the settlement of such a suit without the prior written consent of Company,
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

except to the extent such Gilead has an obligation to indemnify Company under Section 7.1(a).
     7.2 Procedure. Any Gilead Indemnitee or Company Indemnitee shall notify Company or Gilead (the “Indemnifying Party”), as the case may be, promptly in writing of an indemnifiable claim or cause of action under Section 7.1 above upon receiving notice or being informed of the existence thereof. The Indemnifying Party shall assume, at its cost and expense, the sole defense of such claim or cause of action through counsel selected by the Indemnifying Party and reasonably acceptable to the other Party, such acceptance not to be unreasonably withheld, delayed or conditioned. The Indemnifying Party shall maintain control of such defense, including any decision as to settlement; provided that, if the Indemnifying Party has failed to conduct such defense on a timely basis, then, without prejudice to any other rights and remedies available to other Party under this Agreement, the other Party may give written notice of such failure to the Indemnifying Party and, if the Indemnifying Party has not cured such failure within sixty (60) days after receipt of such notice, the other Party may take over such defense with counsel of its choosing, at the Indemnifying Party’s cost and expense. The other Party may, at its option and expense, participate in the Indemnifying Party’s defense at the other Party’s sole expense, and if the other Party so participates, the Parties shall cooperate with one another in such defense. Gilead shall have the right to extend the right to participate in and control, as applicable, any such defense to its Affiliates and UTC, as Gilead in its sole discretion deems necessary to satisfy its obligations under the URC License Agreement. The Indemnifying Party shall bear the total costs of any court award or settlement of such claim or cause of action and all other costs, fees and expenses related to the resolution thereof (including reasonable attorneys’ fees except for attorneys’ fees for which the other Party is responsible if the other Party participates in the Indemnifying Party’s defense of such claim or cause of action). In the event that the Parties cannot agree as to the application of Sections 7.1(a) and (b) to any Gilead Claim or Company Claim, as the case may be, the Parties may conduct separate defenses of such claim. In such case, each Party further reserves the right to claim indemnity from the other in accordance with Sections 7.1(a) and (b) upon resolution of such underlying claim.
     7.3 Insurance Coverage. Each Party represents and warrants that it is covered and will continue to be covered by a comprehensive general liability insurance program which covers all of each Party’s activities and obligations hereunder in accordance with reasonable pharmaceutical industry standards. Each Party will provide the other Party with a certificate of insurance and other reasonable evidence of such insurance program upon the written request of the other Party. Each Party will provide the other Party with written notice at least [***] days prior to any cancellation or material change in such insurance program. Each Party will maintain such insurance program, or other program with comparable coverage, beyond the expiration or termination of this Agreement during the period in which any product or service is being commercially distributed or sold, and for a commercially reasonable period thereafter.
     7.4 Indemnification Payment. Upon the final determination of liability and the amount of the indemnification payment under this Section 7, the appropriate Party shall pay to the other in immediately available funds, within thirty (30) business days after such determination, the amount of any claim for indemnification made hereunder.
     7.5 Survival. The provisions of this Section 7 shall survive any termination of this Agreement with respect to actions of the Parties during the term of the Agreement or the term of
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

any license to Company, whichever occurs later, except for Gilead’s indemnity obligation under Section 7.1(a)(i), which shall survive only for the period set forth therein. Each Indemnified Party’s rights under this Section 7 shall not be deemed to have been waived or otherwise affected by such Indemnified Party’s waiver of the breach of any representation, warranty, agreement or covenant contained in or made pursuant to this Agreement, unless such waiver expressly and in writing also waives any or all of the Indemnified Party’s right under Section 7.
8. Confidentiality and Publicity.
     8.1 Proprietary Information; Exceptions. Each Party will maintain all Proprietary Information of the other Party received by it under this Agreement in trust and confidence and will not disclose any such Proprietary Information of the other Party to any Third Party or use any such Proprietary Information of the other Party for any purposes other than those necessary or permitted for performance under this Agreement without the express prior written permission of the other Party. In particular, Company shall not use any Licensed Know-How for any purpose other than those expressly licensed under Section 2.1 above. Each Party may use Proprietary Information of the other Party only to the extent required to accomplish the purposes of this Agreement. Neither Party shall use Proprietary Information of the other Party for any purpose or in any manner that would constitute a violation of any laws or regulations, including without limitation the export control laws of the United States. Neither Party shall use Proprietary Information of the other Party in any form except as required to accomplish the intent of this Agreement. Neither Party shall disclose Proprietary Information of the other Party to any employee, agent, consultant, Affiliate, or sublicensee who does not have a need for such information. To the extent that disclosure is authorized by this Agreement, the disclosing Party will obtain prior agreement, from its employees, directors, agents, consultants, Affiliates, sublicensees or clinical investigators to whom disclosure is permitted to be made, to obligations to hold in confidence and not make use of such Proprietary Information of the other Party for any purpose other than those permitted by this Agreement, that are at least as restrictive as those of this Section 8.1. Each Party will use at least the same standard of care as it uses to protect its own Proprietary Information of a similar nature to ensure that such employees, agents, consultants and clinical investigators do not disclose or make any unauthorized use of Proprietary Information of the other Party, but no less than reasonable care. Each Party will notify the other Party promptly upon discovery of any unauthorized use or disclosure of the Proprietary Information of the other Party. For purposes of this Agreement, Proprietary Information concerning the Covered Intellectual Property is deemed to be the Proprietary Information of both Parties.
     Proprietary Information shall not include any information that the receiving Party can demonstrate by competent written evidence:
          (a) is now, or hereafter becomes, through no act or failure to act on the part of the receiving Party, its employees or contractors in breach hereof, generally known or available;
          (b) is known by the receiving Party at the time of receiving such information, as evidenced by its contemporaneous written records;
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          (c) is hereafter furnished to the receiving Party by a Third Party, as a matter of right and without restriction on disclosure; or
          (d) is independently developed by the receiving Party without any breach of this Agreement, as shown by independent, contemporaneous, written records.
     8.2 Authorized Disclosure. Notwithstanding any other provision of this Agreement, each Party may disclose Proprietary Information if such disclosure:
          (a) is in response to a valid order of a court or other governmental body of the United States or a foreign country, or any political subdivision thereof; provided, however, that the receiving Party shall first have given notice to the other Party hereto to allow the other Party the opportunity to obtain a protective order, with the reasonable cooperation of the receiving Party as necessary, requiring that the Proprietary Information so disclosed be used only for the purposes for which the order was issued;
          (b) is otherwise required by governmental law, rule or regulation, including without limitation rules or regulations of the U.S. Securities and Exchange Commission, or by rules of the National Association of Securities Dealers; provided, however, that the receiving Party shall first have given notice to the other Party hereto in order to allow such Party the opportunity to seek confidential treatment of the Proprietary Information; or
          (c) is otherwise necessary to prosecute or defend litigation or comply with applicable governmental regulations or otherwise enforce obligations under this Agreement, but only to the extent that any such disclosure is necessary for such enforcement.
     In addition, either Party may disclose Proprietary Information: (i) as required under any Preexisting Agreement, (ii) to any bona fide potential or actual sublicensee of rights granted under this Agreement, (iii) to any potential or actual corporate sponsor, (iv) to any Third Party with which such Party has a bona fide potential or actual bona fide strategic alliance, joint venture or other business relationship, (v) to any bona fide potential or actual source of funding, (vi) to any bona fide potential or actual acquiror of the business of such Party, or (vii) as may be reasonably necessary for such Party to exercise its rights and perform its obligations hereunder, so long as in each case the recipient is subject to obligations of confidentiality at least as protective as this Section 8.
     8.3 Return of Proprietary Information. In the event that any of the licenses granted to Company pursuant to above 2.1 terminates or expires, Company shall, at Gilead’s election, promptly return or destroy all Proprietary Information received by it from Gilead and shall certify in writing to Gilead the completion thereof.
     8.4 Publicity. Company shall make no public announcement of this Agreement or the relationship between the Parties without Gilead’s prior written consent. The Parties shall issue a mutually agreed upon press release within [***] days after the Effective Date, such press release to be substantially in the form set forth in Exhibit E attached to this Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

9. Term and Termination.
     9.1 Term. This Agreement and the licenses granted in Section 2.1 shall continue in full force and effect, unless terminated sooner in their entirety in accordance with Section 9.2 below, or until their expiration, on a country-by-country basis, upon the later of:
          (a) The expiration date of the last Valid Claim of the Licensed Patents in the country; or
          (b) Seven (7) years after the date of the first commercial sale of the last Licensed Product to be introduced into the commercial marketplace.
     Upon expiration of this Agreement pursuant to this Section 9.1, Company shall have a fully paid-up license hereunder.
     9.2 Termination Rights.
          (a) Termination for failure to make Payments. Gilead shall have the right to terminate the license granted to Company hereunder in the event of the failure of Company to make any payment specified in this Agreement when due in its entirety, which failure has continued for [***] days after written notice of the failure is provided to Company, except that Gilead shall have an immediate right of termination for failure to make the first Payment under Section 3.1 when due and payable or for failure to issue the Warrant as set forth in Section 3.1. Such termination shall be immediately effective upon the receipt by Company of written notice of termination from Gilead.
          (b) Termination for Breach. Subject to Section 9.2(a), each Party shall have the right to terminate this Agreement and its obligations hereunder for material breach by the other Party, which breach remains uncured for [***] days after written notice of the breach is provided to the breaching Party; provided, however, that any right of Gilead to terminate this Agreement in the event Company, its Affiliates, assignees and sublicensees cease reasonable efforts towards commercialization as set forth in Section 5.2 above, shall be governed by such Section 5.2.
          (c) Termination by Company. After receipt by Gilead of all of the Payments set forth in Section 3.1 above, Company shall have the right to terminate this Agreement at any time for any reason (or for no reason), with or without cause, by giving at least thirty (30) days’ prior written notice thereof to Gilead.
     9.3 Rights Upon Termination. In the event of termination of this Agreement under Section 9.2 above (a) the licenses granted by Gilead to Company shall immediately terminate, (b) the license granted by Company to Gilead to Company Improvements shall immediately terminate, and (c) all of Company’s right, title and interest under the Transferred Assets shall immediately be reassigned to and assumed by Gilead (provided, however, that Company will cooperate as reasonably necessary to enable Gilead to comply with its obligations thereunder), in each case, with no further action or notice required by either Party. Company hereby appoints Gilead as its attorney-in-fact to execute such documents on its behalf if Gilead cannot obtain Company’s assistance with such execution after using reasonable efforts. In the event of such
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

termination and if Gilead so requests, Company shall provide reasonable assistance to Gilead for a period of [***] days following the date of notice of termination.
     9.4 Survival. All rights granted to and obligations undertaken by the Parties hereunder shall terminate immediately upon the expiration or termination of this Agreement except for the accrued rights and obligations of the Parties, which shall survive, and the following, which shall survive according to their terms:
          (a) The indemnification obligations of Section 7;
          (b) The confidentiality and nondisclosure obligations of Section 8;
          (c) The obligations of the Parties under this Section 9; and
          (d) The provisions of Section 10, other than Section 10.4.
     In addition, termination of this Agreement shall not affect the remedies of the Parties otherwise available at law or in equity in relation to any rights accrued under this Agreement prior to this Agreement’s termination.
10. Miscellaneous.
     10.1 Independence of Parties. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, joint venture or affiliate relationship between the Parties hereto. This Agreement shall not constitute any Party the legal representative or agent of another, nor shall any Party have the right or authority to assume, create, or incur any Third Party liability or obligation of any kind, express or implied, against or in the name of or on behalf of another except as expressly set forth in this Agreement.
     10.2 Applicable Law. This Agreement shall be governed and construed in accordance with the laws of the State of California, excluding its choice of law rules.
10.3 Dispute Resolution.
          (a) The Parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement which relate to either Party’s rights and/or obligations hereunder or thereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Section 10.3 if and when a dispute arises under this Agreement. In the event of disputes between the Parties, a Party seeking to resolve such dispute will, by written notice to the other Party, have such dispute referred to their respective executive officers designated below or their successors, for attempted resolution by good faith negotiations within [***] days after such notice is received. Said designated officers are as follows:
For Company: [***]
For Gilead: [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     In the event the designated executive officers are not able to resolve such dispute, either party may at any time after the [***] day period invoke the provisions of Section 10.3(b) hereinafter.
          (b) Following settlement efforts pursuant to Section 10.3(a), any dispute, controversy or claim arising out of or relating to the validity, construction, enforceability or performance of this Agreement, including disputes relating to alleged breach or to termination of this Agreement under Section 9, other than disputes which are expressly prohibited herein from being resolved by this mechanism, shall be settled by binding Alternative Dispute Resolution (“ADR”) in the manner described below:
                    (i) If a party intends to begin an ADR to resolve a dispute, such party shall provide written notice (the “ADR Request”) to counsel for the other party informing such other party of such intention and the issues to be resolved. From the date of the ADR Request and until such time as any matter has been finally settled by ADR, the running of the time periods contained in Section 9.2 as to which party must cure a breach of this Agreement shall be suspended as to the subject matter of the dispute.
                    (ii) Within [***] business days after the receipt of the ADR Request, the other party may, by written notice to the counsel for the party initiating ADR, add additional issues to be resolved.
                    (iii) Disputes regarding the scope, validity and enforceability of Patents shall not be subject to this Section 10.3, except for Section 10.3(a), and shall be submitted to a court of competent jurisdiction.
          (c) The ADR shall be conducted pursuant to JAMS Comprehensive Arbitration Rules and Procedures then in effect, except that notwithstanding those rules, the following provisions shall apply to the ADR hereunder:
                    (i) The arbitration shall be conducted by a panel of three arbitrators (the “Panel”). The Panel shall be selected from a pool of retired independent federal judges (and others who have relevant experience in the pharmaceutical industry) to be presented to the Parties by JAMS. At least one arbitrator on the Panel shall have relevant experience in the pharmaceutical industry.
                    (ii) The time periods set forth in the JAMS rules shall be followed, unless a party can demonstrate to the Panel that the complexity of the issues or other reasons warrant the extension of one or more of the time tables. In such case, the Panel may extend such time tables, but in no event shall the time tables being extended so that the ADR proceeding extends more than [***] months from its beginning to the Award. In regard to such time tables, the Parties (A) acknowledge that the issues that may arise in any dispute involving this Agreement may involve a number of complex matters and (B) confirm their intention that each party will have the opportunity to conduct complete discovery with respect to all material issues involved in a dispute within the framework provided above. Within such time frames, each party shall have the right to conduct discovery in accordance with the Federal Rules of Civil
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Procedure. The Panel shall not award punitive damages to either party and the Parties shall be deemed to have waived any right to such damages. The Panel shall, in rendering its decision, apply the substantive law of the State of California, without regard to its conflict of laws provisions, except that the interpretation of and enforcement of this Section 10.3(c)(ii) shall be governed by the Federal Arbitration Act. The Panel shall apply the Federal Rules of Evidence to the hearing. Any proceeding initiated hereunder shall take place in Cook County, Illinois. The fees of the Panels and JAMS shall be paid by the losing Party which shall be designated by the Panel. If the Panel is unable to designate a losing party, it shall so state and the fees shall be split equally between the Parties.
                    (iii) The Panel is empowered to award any remedy allowed by law, including money damages, multiple damages, prejudgment interest and attorneys’ fee, and to grant final, complete, interim, or interlocutory relief, including injunctive relief but excluding punitive damages.
                    (iv) Except as set forth in Section 10.3(c)(ii), above, each party shall bear its own legal fees. The Panel shall assess its costs, fees and expenses against the party losing the ADR unless it believes that neither party is the clear loser, in which case the Panel shall divide such fees, costs and expenses according to the Panel’s sole discretion.
                    (v) The ADR proceeding shall be confidential and the Panel shall issue appropriate protective orders to safeguard each Party’s Proprietary Information. Except as required by law, no party shall make (or instruct the Panel to make) any public announcement with respect to the proceedings or decision of the Panel without prior written consent of each other party. The existence of any dispute submitted to ADR, and the award, shall be kept in confidence by the Parties and the Panel, except as required in connection with the enforcement of such award or as otherwise required by applicable law.
     The Parties agree that judgment on any arbitral award issued pursuant to this Section 10.3 shall be entered in any United States District Court of competent jurisdiction, and each Party agrees to the co-exclusive personal jurisdiction of such courts for the purpose of entry of such a judgment.
     10.4 Counterparts. This Agreement may be executed in any number of counterparts and may be executed by facsimile. Each counterpart shall be deemed to be an original instrument, but all counterparts shall collectively constitute one and the same Agreement.
     10.5 Notices. In any case where any notice or other communication is required or permitted to be given hereunder, such notice of communication shall be in writing and sent by overnight express or registered or certified mail (with return receipt requested) and shall be sent to the following address (or such other address as any Party may designate from time to time in writing):
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

If to Company:
Archemix Corp.
One Hampshire Street
Cambridge, MA 02139
Telephone: (617) 621-7700
Telefax: (617) 621-9300
Attention: Marty Stanton, President
Copy to:
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC
One Financial Place
Boston, MA 02111
Telephone: (617) 542-6000
Telefax: (617) 542-2241
Attention: Jeffrey M. Wiesen, Esq.
If to Gilead (except as provided in Section 4.1(a) above):
Gilead Sciences, Inc.
333 Lakeside Drive
Foster City, California 94404
Telephone: (650) 522-5756
Telefax: (650) 522-5488
Attention: Vice President, Corporate Development
Copy to:
Gilead Sciences, Inc.
333 Lakeside Drive
Foster City, California 94404
Telephone: (650) 522-5783
Telefax: (650) 522-5537
Attention: Vice President and General Counsel
     10.6 Force Majeure. Each of the Parties hereto shall be excused from the performance of its obligations hereunder (except the payment of money) in the event such performance is prevented by force majeure, provided that the non-performing Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the non-performing Party makes and continues to make reasonable efforts to remove or overcome the condition. For the purposes of this Agreement, force majeure shall mean any act of God, fire, casualty, flood, war, earthquake, strike, failure of public utilities, any act, exercise, assertion or requirement of governmental authority, accident, epidemic, destruction of facilities, or such other similar occurrences beyond the control of the Party whose performance is affected.
     10.7 Limitation of Liability.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

          (a) Except for each Party’s Indemnity obligations set forth in Section 7 above and excluding any measure of Damages available for enforcement of a Party’s intellectual property rights, in no event shall either Party or its Affiliates be liable for any indirect, special, exemplary, consequential or punitive damages, whether in contract, warranty, tort, strict liability or otherwise, arising out of such Party’s performance or nonperformance under this Agreement, even if it has been advised of the possibility of such damages.
          (b) Gilead’s cumulative liability for any and all claims, Damages or causes of action relating to this Agreement in the aggregate, but excluding Damages payable pursuant to its indemnity obligation set forth in Section 7.1(a) above, shall not exceed the amount of the Payment received by Gilead from Company pursuant to Section 3.1 above. Company’s cumulative liability for any and all claims, Damages or causes of action relating to this Agreement in the aggregate, but excluding Damages paid or payable pursuant to its indemnity obligation set forth in Section 7.1(b) above shall not exceed amounts payable by Company pursuant to Section 3.1. The existence of multiple claims will not enlarge these limits.
     10.8 Binding Effect: Assignment. This Agreement shall not be assigned, in whole or in part, by either Party without the prior written consent of the other Party, which shall not be unreasonably withheld, provided, however, that either Party may assign this Agreement in connection with any merger, reorganization or sale of all or substantially all of its assets or capital stock without the prior consent of the other Party, if: (a) the proposed assignor has provided prior written notice of such assignment to the other Party, (b) the proposed assignee expressly agrees in writing to assume all of the assignor’s rights and obligations under this Agreement, and (c) in the event the assignor is Company, Company has paid all Payments under Section 3.1 above to Gilead prior to such assignment. Any attempted assignment or transfer not in compliance with this Section 10.8 shall be null and void. This Agreement shall inure to the benefit of and be binding upon each of the Parties hereto and their respective successors and permitted assigns.
     10.9 Entire Agreement. The terms and conditions herein contained and the Put Agreement and the Warrant constitute the entire agreement between the Parties relating to the subject matter of this Agreement and shall supersede all previous communications and agreements between the Parties with respect to the subject matter of this Agreement, including without limitation the Confidential Disclosure Agreement referred to in Section 1.24. Neither Party has entered into this Agreement in reliance upon any representation, warranty, covenant or undertaking of the other Party that is not set out or referred to in this Agreement.
     10.10 Attachments. All Exhibits and other attachments to this Agreement are by this reference incorporated herein and made a part of this Agreement.
     10.11 Amendment. This Agreement may be varied, amended or extended only by the written agreement of the Parties through their duly authorized officers or representatives, specifically referring to this Agreement.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     10.12 Severability. If any provision of this Agreement is found or declared to be invalid or unenforceable by any court or other competent authority having jurisdiction, such finding or declaration shall not invalidate any other provision hereof, and this Agreement shall thereafter continue in full force and effect. In the event any such provision is so declared invalid or unenforceable, the Parties shall negotiate an alternative provision that closely approximates the Parties’ intent, to the extent allowable under law.
     10.13 Headings. All section titles or captions contained in this Agreement, in any Exhibit referred to herein and the table of contents, if any, to this Agreement are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.
     10.14 No Waiver of Rights. No failure or delay on the part of either Party in the exercise of any power or right hereunder shall operate as a waiver thereof. No single or partial exercise of any right or power hereunder shall operate as a waiver of such right or of any other right or power. The waiver by either Party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach hereunder.
     10.15 Remedies Cumulative: Specific Performance. All rights and remedies granted to either Party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies otherwise available to such Party at law or in equity. The Parties agree that any breach by either Party of, or failure of either Party to perform, any obligation under Section 8 of this Agreement shall constitute immediate and irreparable damage to the other Party which cannot be fully and adequately compensated in money damages and that, in the event of such breach or failure, the other Party shall be entitled to injunctive relief and specific performance in addition to any other remedies to which it may be entitled at law or in equity.
[Remainder of Page Intentionally Left Blank]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     In Witness Whereof, the Parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

Archemix Corp.

By:	/s/ Martin Stanton

Name:	Martin Stanton

Title:	President

Date:

Gilead Sciences, Inc.

By:	/s/ Mark L. Perry

Name:	Mark L. Perry

Title:	Executive VP Operations

Date:

License Agreement
Signature Page
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit A
DOCUMENTATION
Binders
SELEX NON-PUBLIC PATENT APPLICATIONS
[***]       [***]
[***]       [***]
[***]       [***]
[***]       [***]
SELEX ARTICLES 1 (Contains one each of the articles from 1990 through 1996, listed on the file, “SELEX Articles 1990-2001” found on the SELEX Package CDROM.)
SELEX ARTICLES 2 (Contains one each of the articles from 1997 through 2001, including the Draft articles, listed on the file, “SELEX Articles 1990-2001” found on the SELEX Package CDROM.)
MISCELLANEOUS [***] I
[***]
Description:
[***] [***]
[***]
US Patent No. [***]
[***]
[***]
US Patent No. [***] (dated August 11, 1998)
US Patent No. [***] (dated November 14, 1995)
US Patent No. [***]dated November 11, 1997)
US Patent No. [***] (dated February 8, 2000)
[***]
US Patent No[***] is available on the Patents Referenced in Misc. [***] CDROM
[***]
Description:
[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

1

           [***]
[***]
                [***]
[***]
                 [***]
[***]
[***]
                 [***]
US Patents [***]; [***]; [***] and [***] are available on the Patents Referenced in Misc. [***] CDROM
[***]
US Patents [***]; [***] [***]; [***] and [***] are available on the Patents Referenced in Misc. [***] CDROM [***] [***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
Description:
[***]
                 [***]
[***]
                 [***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***]
[***]
European Patent No. [***] in both German and English
(Application dated September 14, 1993)
[***]
[***] (EP Patent Application No. [***] is available on the Patents Referenced in Misc. [***] CDROM
[***]
     [***]
MISCELLANEOUS IP ISSUES 2
[***]
Description
Third New Divisional Application
[***]
[***]
[***]
[***]
[***]
[***]
AUDIT LETTERS
Description:
January 22, 2001
March 27, 2000
January 26, 2000
March 9, 1999
January 19, 1999
February 18, 1998
October 2, 1997
September 12, 1997
July 28, 1997
July 17, 1997
February 19, 1997
February 9, 1996
February 8, 1996
January 26, 1996
EMPLOYEE INVENTOR LIST FOR SELEX
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

3

Description:
[***]
COPY OF THE SELEX PROCESS CONFIDENTIAL BINDER (This document may also be found as “SELEX – Confidential Description” on the SELEX Package CDROM.)
Booklets
COPY OF THE SELEX PROCESS NON-CONFIDENTIAL BOOKLET (This document may also be found as “The SELEX Process – Non-Confidential” on the SELEX Package CDROM.)
Manuals
SELEX PROTOCOL MANUAL 1
SELEX PROTOCOL MANUAL 2
CDROMs
PATENTS REFERENCED IN MISCELLANEOUS [***]
SELEX PROTOCOL MANUAL
SELEX PACKAGE
EXHIBIT F
NEX [***]
NEX [***]
NEX [***]
NEX [***]
SELEX ARTICLES 1990 – 2001 (BIBLIOGRAPHY)
SELEX – CONFIDENTIAL DESCRIPTION
SELEX ARTICLE REPRINT – BOXES 1 – 16 (BIBLIOGRAPHY)
SELEX PROTOCOL MANUAL VOL. 1
SELEX PROTOCOL MANUAL VOL. 2
THE SELEX PROCESS – NON-CONFIDENTIAL
Boxes
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     Sixteen (16) boxes containing one or more reprints of each article from the SELEX Articles binders. (The contents of each box are listed on the file, “SELEX Article Reprint – Boxes 1-16.”)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit B
PREEXISTING AGREEMENTS
1.	Restated Assignment and License Agreement, dated July 17, 1991, by and between University Research Corporation and Gilead as successor in interest to NeXstar.

2.	[***] Agreement and [***] Agreement (including [***]), dated [***], between NeXagen, Inc. and [***] (respectively, the “[***] Agreement” and the “[***] Agreement” and, collectively the “[***]”).

3.	[***] Agreement, dated [***], between NeXstar and [***] (the “[***] Agreement”).

4.	[***] Agreement, dated [***], between NeXstar and [***] [***] (the “[***] Agreement”).

5.	[***] Agreement, dated [***], among Gilead, [***] and University Technology Corporation (the “[***] Agreement”)

6.	Agreement, dated [***], between Gilead and [***].

7.	[***] Agreement, dated [***], among Gilead, NeXstar and [***] (including a [***] Amendment, dated [***]) (the “[***] Agreement”).
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

B-1

Exhibit C
LICENSED PATENTS
[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

C-1

Exhibit D
PATENTS EXCLUDED FROM SECTION 4.1
[***]
[***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

D-1

Exhibit E
PRESS RELEASE

ARCHEMIX CONTACT:	GILEAD CONTACTS:
Investors and Media	Investors
Martin Stanton	Susan Hubbard
(617) 621-7700	(650) 522-5715

Media
Amy Flood (650) 522-5643
For Immediate Release
GILEAD LICENSES RIGHTS UNDER ITS SELEX AND
APTAMER PATENT ESTATE TO ARCHEMIX
Foster City, CA; and Cambridge, MA; October 23, 2001 – Gilead Sciences, Inc. (Nasdaq: GILD) announced today that it has out-licensed its previously unlicensed intellectual property rights under the SELEX™ (Systemic Evolution of Ligands through Exponential Enrichment) process patent estate to Cambridge, MA-based Archemix Corporation.
Gilead will receive $17.5 million in cash, $9.0 million in 2001 and $8.5 million in 2002. Additionally, Gilead will receive warrants in Archemix.
The agreement with Archemix provides exclusive rights to the SELEX process, including therapeutic and other commercial applications to the extent not already licensed under pre-existing agreements. Aptamers are three-dimensional oligonucleotides made through the SELEX process that bind to molecular targets in a manner conceptually similar to antibodies. Aptamers, like antibodies, have potential in a broad range of applications including therapeutic drug discovery and target validation.
“The very broad SELEX patent estate significantly expands the scope of our discovery platform,” said Martin Stanton, Ph.D., Archemix Founder and President. “Archemix is now positioned to use the complete array of selection technologies to accelerate all steps in the drug discovery process. We recognize that other companies have an interest in the SELEX technology and are looking forward to establishing productive partnerships to enable applications outside our core business.”
Gilead Sciences will retain a non-exclusive right to utilize this technology for internal research purposes.
“This deal is another important step for Gilead as we continue to focus solidly on our core competencies,” said John Martin, Ph.D., President and Chief Executive Officer of Gilead
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

E-1

Sciences. “Because of their expertise in the field of oligonucleotides, Archemix is poised to maximize the potential of this technology.”
About Archemix
Archemix Corporation (www.archemix.com), a privately held company located in Cambridge, Massachusetts, is developing the RiboReporterTM platform to integrate all steps in drug discovery. RiboReporters are molecular sensors created through the process of in vitro evolution and can be used to build unique molecular profiling arrays that enable proteomic and metabolomic analysis. RiboReporter-based cellular assays make it possible to follow proteins, metabolites, and drugs in real time in live cells.
About Gilead Sciences
Gilead Sciences, Inc., headquartered in Foster City, CA, is an independent biopharmaceutical company that seeks to provide accelerated solutions for patients and the people who care for them. Gilead discovers, develops, manufactures and commercializes proprietary therapeutics for challenging infectious diseases (viral, fungal and bacterial infections) and cancer. Gilead maintains research, development or manufacturing facilities in the United States, Europe and Australia. For more information on Gilead Sciences, please visit the company’s Web site at www.gilead.com or call the Gilead Corporate Communications Department at 1-800-GILEAD-5 (1-800-445-3235).
# # #
SELEX is a trademark of Gilead Sciences, Inc.
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

E-2

Exhibit F
PROPRIETARY DUE DILIGENCE MATERIALS
Binders

REDACTED SELEX AGREEMENTS 1

University of Colorado

Description	Tab
[***]1[***]2[***]3[***]4[***]5[***]6[***]7[***]8[***]9[***]10[***]11[***]12[***]13[***]14

Becton, Dickinson & Company

Description	Tab
[***]1[***]2[***]3[***]4[***]5

[***]
Description	Tab
[***]1[***]2[***]3[***]4[***]5[***]6

REDACTED SELEX AGREEMENTS 2

[***]
Description	Tab
[***]1[***]2[***]3[***]4[***]5[***]6

Roche Molecular Systems

Description	Tab
[***]1[***]2[***]3[***]4

[***]

Description	Tab
[***]1[***]2[***]3[***]4[***]5

[***]

Description	Tab
[***]

[***]

Description	Tab
[***]

[***]

Description	Tab
[***]1[***]2[***]	3
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

SELEX NON-PUBLIC PATENT APPLICATIONS

[***] [***]
[***] [***]
[***] [***]
[***] [***]
SELEX ARTICLES 1 (Contains one each of the articles from 1990 through 1996, listed on the file, “SELEX Articles 1990-2001” found on the SELEX Package CDROM.)
SELEX ARTICLES 2 (Contains one each of the articles from 1997 through 2001, including the draft articles, listed on the file, “SELEX Articles 1990-2001” found on the SELEX Package CDROM.)

MISCELLANEOUS [***] I
[***]
Description	Tab
[***]
[***]
[***]
US Patent No. [***]
[***]
[***]
US Patent No. [***] (dated August 11, 1998)
US Patent No. [***] (dated November 14, 1995)
US Patent No. [***] (dated November 11, 1997)
US Patent No. [***] (dated February 8, 2000)

[***]
US Patent No. [***] is available on the Patents Referenced in Misc. [***] CDROM

ICT
Description	Tab
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
US Patents [***] and [***] are available on the Patents Referenced in Misc. [***] CDROM

[***]
US Patents [***] and [***] are available on the Patents Referenced in Misc. [***] CDROM
[***] [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

[***]
[***]
[***]
[***]
[***]
Description	Tab
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
[***]
European Patent [***] in both German and English (Application dated September 14, 1993)
[***]
[***] is available on the Patents Referenced in Misc. [***] CDROM
[***]
[***]
MISCELLANEOUS [***] 2
[***]
Description	Tab
Third New Divisional Application
[***]
[***]
[***]
[***]
[***]
[***]
Audit Letters
Description	Tab
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

January 22, 2001
March 27, 2000
January 26, 2000
March 9, 1999
January 19, 1999
February 18, 1998
October 2, 1997
September 12, 1997
July 28, 1997
July 17, 1997
February 19, 1997
February 9, 1996
February 8, 1996
January 26, 1996
COPY OF THE SELEX PROCESS CONFIDENTIAL BINDER (This document may also be found as “SELEX – Confidential Description” on the SELEX Package CDROM.)
Booklets
COPY OF THE SELEX PROCESS NON-CONFIDENTIAL BOOKLET (This document may also be found as “The SELEX Process – Non-Confidential” on the SELEX Package CDROM.)
Manuals
SELEX PROTOCOL MANUAL 1
SELEX PROTOCOL MANUAL 2
CDROMs
PATENTS REFERENCED IN MISCELLANEOUS [***]
SELEX PROTOCOL MANUAL
SELEX PACKAGE
     Exhibit F
     NEX [***]
     NEX [***]
     NEX [***]
     NEX [***]
     SELEX Articles 1990 – 2001 (Bibliography)
     SELEX – Confidential Description
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

     SELEX Article Reprint – Boxes 1 – 16 (Bibliography)
     SELEX Protocol Manual Vol. 1
     SELEX Protocol Manual Vol. 2
     The SELEX Process – Non-confidential
Boxes
Sixteen (16) boxes containing one or more reprints of each article from the SELEX Articles binders. (The contents of each box are listed on the file, “SELEX Article Reprint – Boxes 1-16.”)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Exhibit G
REDACTED COPIES OF PREEXISTING AGREEMENTS
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

G-2

Exhibit H
WIRE TRANSFER INSTRUCTIONS
Wells Fargo Bank
San Francisco, CA
ABA:       [***]
Account:      Gilead Sciences, Inc.
Number:      [***]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

H-1

Exhibit I
FORM OF WARRANT
[Expired]
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

I-2

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

Table of Contents
(Continued)
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

ii.

Table of Contents
(Continued)

PAGE
10.13 Headings	27
10.14 No Waiver of Rights	27
10.15 Remedies Cumulative: Specific Performance	27
Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.

iii.

An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company’s application requesting confidential treatment under Rule 406 of the Securities Act.